INCOME TAXES	12 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

7. INCOME TAXES

The Company had no income tax expense for the years ended March 31, 2021 or 2020 due to its history of operating losses. The following is a reconciliation of the statutory federal income tax rate to the Company’s effective tax rate:

	Years Ended March 31,
	2021	2020
Federal statutory tax rate	(21)%	(21)%
State tax rate, net of federal benefit	(7)%	(7)%
Total federal and state tax rate	(28)%	(28)%
Valuation allowance	28%	28%
Effective tax rate	-%	-%

Deferred tax assets and liabilities consist of the following:

	March 31,
	2021	2020
Net deferred tax assets:
Net operating loss carryforwards	$5,531,000	$5,364,000
Stock-based compensation	3,200,000	3,071,000
Research credits	64,000	64,000
Operating lease liability	-	35,000
Gross deferred tax assets	8,795,000	8,534,000
Less: valuation allowance	(7,687,000)	(7,658,000)
Total deferred tax assets	1,108,000	876,000
Deferred tax liabilities:
Derivative income	1,108,000	841,000
Operating lease right-of-use asset	-	35,000
Total deferred tax liabilities	1,108,000	876,000
Net deferred income tax assets (liabilities)	$-	$-

The provisions of ASC Topic 740, Accounting for Income Taxes, require an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. For the years ended March 31, 2021 and 2020, based on all available objective evidence, including the existence of cumulative losses, the Company determined that it was more likely than not that the net deferred tax assets were not fully realizable. Accordingly, the Company established a full valuation allowance against its net deferred tax assets. The Company intends to maintain a full valuation allowance on net deferred tax assets until sufficient positive evidence exists to support reversal of the valuation allowance. During the years ended March 31, 2021 and 2020, the valuation allowance increased by $29,000 and $1.0 million, respectively.

At March 31, 2021 and 2020, the Company had available Federal and state net operating loss carryforwards (“NOLs”) to reduce future taxable income. For Federal purposes, the amounts available were approximately $20.8 million and $19.7 million, respectively. For state purposes, approximately $16.8 million and $16.7 million was available at March 31, 2021 and 2020, respectively. The Federal carryforwards expire on various dates through 2041 and the state carryforwards expire through 2038. Due to restrictions imposed by Internal Revenue Code Section 382 regarding substantial changes in ownership of companies with loss carryforwards, the utilization of the Company’s NOLs may be limited as a result of changes in stock ownership. NOLs incurred subsequent to the latest change in control are not subject to the limitation.

The Company’s operations are based in California and it is subject to Federal and California state income tax. Tax years after 2016 are open to examination by United States and state tax authorities.

The Company adopted the provisions of ASC 740, which requires companies to determine whether it is “more likely than not” that a tax position will be sustained upon examination by the appropriate taxing authorities before any tax benefit can be recorded in the financial statements. ASC 740 also provides guidance on the recognition, measurement, classification and interest and penalties related to uncertain tax positions. As of March 31, 2021 and 2020, no liability for unrecognized tax benefits was required to be recorded or disclosed.